[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Exhibit 10.29

NON-EXCLUSIVE DISTRIBUTION AGREEMENT

between DEXCOM, INC. and
Diabetes Specialty Center, LLC Dated Oct 12, 2009

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

NON-EXCLUSIVE DISTRIBUTION AGREEMENT

THIS NON-EXCLUSIVE DISTRIBUTION AGREEMENT is made Oct 12, 2009 by and between DexCom, Inc., a Delaware corporation, with a principle place of business at 6340
Sequence Drive, San Diego, California 92121 (the "Company") and Diabetes Specialty Center,
LLC, a Utah corporation with a principle office at 3793 South State St. Salt Lake Citv, UT 84115. The Company and the Distributor are referred to individually as a "Party" and collectively as the "Parties".

The Parties hereby agree as follows:

1. Definitions and Interpretation

1.1 Definitions

1.1.1     "Customer" means the end-user patient to which the Distributor sells the
Products;

1.1.2     "Effective Date" means October 12, 2009, being the date upon which this
Agreement is deemed to commence;

1.1.3
"Intellectual Property Rights" means any rights with respect to any intellectual property including but not limited to rights with respect to or under or pursuant to any patents, trademarks, copyrights, know-how and trade secrets;

1.1.4	"FOB Shipping Point" means freight on board the place from which the Company ships the Products to the Distributor;

1.1.5	"Price" means the Price identified in Schedule 1, as amended from time to time in accordance with Section 2.2, below;

1.1.6	"Products" means the Products identified in Schedule 1, as amended from time to time in accordance with Section 2.2, below; and

1.1.7     "Territory" means United States of America.

1.2 Interpretation

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

1.2.1	The words "include", "including" and "in particular" shall be construed as being by way of illustration only and shall not be construed as limiting the generality of any foregoing words.

1.2.2     Any references to Recitals, Section or Schedules are to prov1s10ns of and
Schedules to this Agreement.

1.2.3	Section and paragraph headings are inserted for ease of reference only and shall not affect construction.

1.2.3	Section and paragraph headings are inserted for ease of reference only and shall not affect construction.

1.2.4 Words denoting one gender include all genders; words denoting individuals or persons include corporations and trusts and vice versa; words denoting the singular include the plural and vice versa; and words denoting the whole include a reference to any part thereof.

1.2.5 References to this Agreement mean this Agreement as the same may be amended, notated, modified or replaced from time to time with the agreement of the Parties.

2.     Appointment of Distributor, Additional Products and Relationship.

2.1
The Company appoints the Distributor to be its non-exclusive distributor in the Territory for the Products and the Distributor hereby accepts such appointment subject to the terms of this Agreement. Distributor agrees that it shall sell products only to end-user customers, and not to other distributors. Distributor also agrees it may market and promote Products to users for ambulatory (non-surgical) applications only. Distributor shall not sell, market or promote Products for use in critical care, intensive care or surgical settings. The Company reserves the right to appoint other non-exclusive distributors and agents in the Territory for the Products. The Company also reserves the right to sell the Products directly to Customers in the Territory.

2.2
The Company may from time to time at its discretion offer additional products to the Distributor for inclusion in this Agreement. If the Distributor accepts those products, this Agreement will be amended and signed by authorized representatives of the Parties and thereafter such products shall be treated as the Products. In addition, the Company may amend the pricing set forth on Schedule 1.

3.     Relationship of Independent Contractor, Expenses, No Agencv or Authority.

3.1
The Distributor is and shall act as an independent contractor, and not as a partner, co venturer, agent, employee, franchisee or representative of the Company. No partnership, joint venture, agency or employment is intended between Company and Distributor.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

3.2
Except as may be specifically provided for in this Agreement, the Distributor shall be responsible for any and all expenses incurred by Distributor in the performance of Distributor's duties under this Agreement.

3.3
Nothing in this Agreement shall be construed as giving Distributor authority to enter into obligations on the Company's behalf or to act as the Company's agent for any purpose; nor shall the Distributor hold itself out as having any such authority.

4.     Duties of Distributor

4.1     The Distributor hereby agrees:

4.1.1
to use its best efforts to develop the market for the Products, promote the Products to Customers, physicians and certified diabetes educators, distribute and sell the Products to Customers throughout the Territory;

4.1.2
to maintain a properly trained and equipped sales force for the Products, including but not limited to making its sales personnel available to the Company for training in the use and sale of the Products and coordination of sales efforts;

4.1.3	to maintain such ordering, billing and filling of customer orders, facilities and personnel as the Company may reasonably specify;

4.1.4     to follow the Company's guidelines, set forth below, for processing new
Customers:

4.1.4.1 to perform an investigation of benefits and relay results of the benefits investigation to the Customer within 48 hours of intake of each new Customer;

4.1.4.2 to collect all necessary documentation to support each Customer's claim within 7 business days;

4.1.4.3 to inform the Company of each Customer who ultimately does not purchase the Company's Products due to inadequate insurance benefits;

4.1.4.4 to complete a prior authorization, when required, within 10 business days of performing the benefits investigation and collecting all required supporting documents;

4.1.4.5 to place purchase order to ship Products to Customer within 3 business days of receiving prior authorization approval from the Customer's insurance company, or in the alternative, upon notice of a denial of a prior authorization request, to inform the Company within 24 hours of such denial;

4.1.5     to follow the Company's guidelines, set forth below, for processing existing

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Customers:

4.1.5.1 to implement an active call-back campaign to procure sensor reorders, maintain customer retention, and limit customer attrition;

4.1.5.2 to report on the status of the new and existing customers order as reasonably requested by the Company;

4.1.6     to forward all technical and repair service inquiries to the Company;

4.1.7     to promptly notify the Company of each new Customer transaction per Schedule
3;

4.1.8
to implement and maintain a system, satisfactory to the Company, to identify the Distributor's Customers to which each batch of Products have been delivered ("batch" being the lot number marked by the Company on each unit container of the Products). Distributor shall maintain a tracking system sufficient to allow the Distributor the ability to take appropriate corrective action in the market if required;

4.1.9     to qualify as a Company supplier;

4.1.1 0 to obtain a prescription from a medical professional prior to the initial shipment of any Product to a new customer;

4.1.11 to comply with such good manufacturing and other practices as the Company may reasonably specify in respect of storage, handling, distribution and sale of the Products;

4.1.12 to leave in position and not cover, alter (unless authorized to do so in writing by the Company), remove or erase any notices, warnings, instructions, marks (including without limitation, notices that a patent, trademark, design or copyright or other Intellectual Property Right relating to the Products is owned by the Company or a third party) or any other writing which the Company may place on or affix to the Products. To maintain the integrity of the Products, the Company has approval on all repackaging configurations the Distributor may utilize in regard to the Products;

4.1.13 to not use any trade or service mark which is confusingly similar to any trade or service mark used by the Company;

4.1.14 to not infringe upon or otherwise use any Intellectual Property Rights of the
Company;

4.1.15 not to do anything to bring the Company or the Products into disrepute;

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

4.1.16 to promptly notify the Company of all incidents, potential events or complaints relating to the Products, and to comply with all reasonable directions of the Company, whether regarding the handling of specific incidents, events or complaints in the Territory, or regarding the continued sale of the Products in the Territory in the light of any other incident, event, complaint or information otherwise reported to the Company;

4.1.17 to ensure that it and its employees conform(s) with all legislation, rules, regulations and statutory requirements existing in the Territory from time to time in connection with the Products;

4.1.18 to meet with representatives of the Company at least quarterly to discuss promotional programs and to implement such promotional programs as the Company may reasonably specify;

4.1.19 to provide advertising and sales representation for local and regional trade shows where the Distributor has representatives, and to provide an annual list of shows to be attended by the Distributor;

4.1.20 not to provide any wan-anty with respect to the Products other than the Company's warranty;

4.1.21 to provide the Company, from time to time upon request by the Company, with appropriate credit references (other manufacturers, etc.) with whom the Distributor has credit relationships in excess of $200,000 of purchasing activity per month. If Distributor purchases in excess of $50,000 of Products per quarter, Distributor shall establish DexCom as the beneficiary of a 30 day irrevocable standby letter of credit in a reasonable amount determined by DexCom;

4.1.22 to obtain and maintain reasonable amounts of insurance to protect it and its employees and agents for loss or damage of inventory, property damage and other insurance which may be required in the Territory and to provide evidence of such insurance to the Company from time to time at the Company's request;

4.1.23 to appoint any sub-distributor or sub-agent only with the prior written approval of the Company;

4.1.24 to provide all reasonable assistance to the Company to ensure the successful performance of this Agreement;

4.1.25 to provide the Company with monthly forecasts by Product in accord::mce with requirements set forth in Schedule 4;

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

4.1.26 to establish and maintain a tracking system in compliance with the Safe Medical Device Act and the FDA Regulation (21 CFR 821) as amended to enable the Products to be promptly located within commercial distribution. The Distributor agrees to provide the Company with device tracking information, at such times as the Company may reasonably request, in order to demonstrate the effectiveness of the tracking systems. The device tracking records shall not be discarded or destroyed without prior written consent from the Company;

4.1.27 to provide the Company with Product sales tracing reports, on up to a daily basis as reasonably requested by the Company, in the format set out on Schedule 3:

4.1.28 not to alter or damage any Products;

4.1.29 not to sell any Products which are altered, damaged, or contaminated or which have been removed from their original packaging; and

4.1.30 not to sell any Product where the shelf-life on the Product is less than the time of reasonable consumption by the Customer, and in no instance to ship Product with a shelf-life of less than 2 months.

5.     Duties of the Company

5.1     The Company hereby agrees:

5.1.1
to provide Distributor and Distributor's Customers technical assistance and support for the Products via access to the Company's technical services telephone line at such times as the Company shall determine in its sole discretion;

5.1.2	to attend regional sales meetings and national conventions as reasonably requested by the Distributor; and

5.1.3	to provide training classes for the Distributor's sales and internal Product support personnel on the Products as requested by the Distributor and agreed to by the Company.

6.     Restrictions on Distributor

6.1     The Distributor hereby agrees:

6.1.1     to obtain Products and supplies related to the Products only from the Company;

6.1.2	in relation to the Products, not to seek Customers outside the Territory or establish any branch or maintain any distribution depot outside the Territory;

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

6.1.3
it may market and promote Products to users for ambulatory (non-surgical) applications only. Distributor shall not sell, market or promote Products for use in critical care, intensive care or surgical settings.

7.     Prices and Terms

7.1 The Prices for the Products will be as set out on Schedule 1. Such Prices may be increased from time to time by the Company.

7.2	The Products will be supplied FOB Shipping Point freight prepaid. Freight costs will be included on the invoice.

7.3
All invoices submitted by the Company to the Distributor shall be payable within [****] after the date of such invoice. If the Distributor fails to pay or procure payment of the full amount when due, and without in any manner excusing such violation, the

Distributor agrees to pay the Company interest at the greater of: (i) a rate of [****] per month; or (ii) the highest rate legally permissible on the amount (including interest) due and owing to the Company, from the date the payment is due. The Distributor also agrees to pay all collection costs, expenses and reasonable attorney fees for collection of any amount due and unpaid. Without prejudice to any of its other rights, the Company may withhold shipments of the Products if the Distributor has not paid an invoice when due.

7.4
The Distributor shall bear the cost of any sales, excise or other taxes imposed by any governmental authority unless appropriate tax exemption certificate or resale certificate is provided to the Company prior to shipment.

7.5     The Distributor agrees to comply with Company's standard ordering methods, set out on
Schedule 2.

7.6
The Distributor shall establish and maintain creditworthiness with the Company, which shall be established prior to the effective date of this Agreement in the sole judgment of the Company, based on the Company's review of Distributor's credit references.

8.     Supply of Products

8.1
Subject to availability, the Company shall use its reasonable efforts to supply the Distributor's requirements for the Products. No order shall be effective until approved and accepted in writing by the Company. The Company may, in its sole discretion, reject or cancel any order for any or no reason and the Company shall incur no liability of any kind for such action or for any delay or failure of delivery or performance.

8.2	Nothing in this Agreement shall prevent the Company from selling or supplying Products to third parties in or outside the Territory.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

8.3
The Company will provide free of charge Product literature as reasonably requested by Distributor.     If the Company determines that the Distributor's requests for Products literature are in excess of Company 's reasonable capacity, then Company and the Distributor shall mutually agree upon a fee schedule for Product literature.

8.4	The Distributor hereby agrees that if it makes reference to or statements about the Products in the Distributor's own catalogues, promotional literature, advertisements or the like:

8.4.1	it will inform the Company in advance and take such steps as the Company may reasonably require to ensure the accuracy of any such references or statements; and

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

8.4.2	it will incorporate such references to the Company and to the Company's patents, trademarks, copyrights and other Intellectual Property Rights as the Company may reasonably require.

8.5	Nothing in this Agreement shall require the Company to give the Distributor any right of priority over the Company's other distributors or customers.

8.6	Nothing in this Agreement shall require the Distributor to give the Company any right of priority over the Distributor's other contracted vendors.

8.7
Nothing in this Agreement shall prevent the Company from ceasing to make or sell all or any of the Products at any time; or from modifying or replacing any of the Products at any time; or making or selling products which are competitive with the Products; all with a 60 day written notice to the Distributor.

9.     Confidentiality

9.1
Confidential Information shall mean all information supplied by one Party to the other Party, or to which a Party has access including all written material, product samples, Specifications, drawings, designs, plans, layouts, procedures, computer programs, models, prototypes, business plans, financial information, customer lists or other information of any description belonging to a Party or in the other Party's possession.

9.2	Each of the Parties shall keep secret and use only for the purposes of this Agreement all oral or written Confidential Information.

9.3
The obligations of confidentiality and non-use shall expire five (5) years from the date of termination or expiration of this Agreement, and without prejudice to the generality of the foregoing, no obligation of confidentiality or non-use shall apply at any time to information which:

9.3.1     is in the public domain at the time of disclosure;

9.3.2	comes into the public domain, otherwise than by reason of the act or omission of the Party who receives the same (the "Recipient");

9.3.3     is supplied to the Recipient by a third party having a legal right to do so;

9.3.4	can be proved to the reasonable satisfaction of the other Party to have been developed independently by the Recipient without resort to the disclosure; or

9.3.5	which the Recipient is obligated to disclose by law or by any body having the force of law.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

9.4     The Company and the Distributor agree that it is for their mutual benefit for the other
Party to receive the Confidential Information, accordingly the Parties agree that it shall:

9.4.1 maintain in confidence the Confidential Information and will only use the information as required under this Agreement;

9.4.2
not disclose such Confidential Information to any third party who is not bound by this Agreement other than properly authorized officers, employees or agents of the Party who are required to receive the Confidential Information on a need-to know basis for implementing this Agreement;

9.4.3     not copy or duplicate or in any way reproduce or replicate the Confidential
Information except as needed to implement this Agreement; and

9.4.4
without prejudice to the generality of the foregoing, shall exercise an equivalent degree of care in protecting the Confidential Information as that which it uses to protect its own information of like sensitivity and importance.

10. Health Insurance Portability and Accountability Act (HIPAA) Compliance. The Parties agree to comply with the Health Insurance Portability and Accountability Act ("HIPAA"). The Distributor agrees to keep any protected health information including, but not limited to, the identity of the customers, their medical records and other related confidential medical information, in confidence. Distributor shall comply in all material respects with all applicable Federal and local laws and regulations regarding the p1ivacy of individually identifiable health infom1ation (including its collection, use, storage, and disclosure), including, but not limited to, the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the regulations promulgated thereunder, as may be amended from time to time. Distributor will use all reasonable efforts to protect the privacy and security of Patient Data and will require its business partners to do so also.

11. Intellectual Property Rights

11.1 Nothing in this Agreement shall be construed as giving the Distributor any license or
1ight to any Intellectual Property Rights belonging to the Company.

11.2	The Distributor shall resell the Products only in the original packaging for the Products and shall not alter such packaging or labelling without the Company's prior written consent.

11.3
The Distributor shall comply with all reasonable requests by the Company with regard to identification of the Company's Intellectual Property Rights and the like on any promotional material prepared by the Distributor in connection with the Products.

12. Duration of Agreement

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

12.1
Subject to the following provisions, this Agreement shall be deemed to commence on the Effective Date and shall terminate on the second anniversary of the Effective Date (the "Term"), provided that either Party may terminate this Agreement at any time upon [****] prior written notice to the other Party. The Parties may at any time agree in writing to extend the Term or to renew this Agreement.

12.2	The Company may terminate this Agreement immediately, by providing written notice to the Distributor, in the event of any of the following events:

12.2.1 the Distributor is in breach of this Agreement and has not remedied such breach within [****] of receiving written notice from the Company to do so;

12.2.2 the effective control of the Distributor shall change; or

12.2.3 the Distributor shall become insolvent or have a receiver appointed of its business or	go into liquidation (except for the purposes of amalgamation or reorganization).

13.    Consequence of Termination

13.1     If for any reason this Agreement shall be terminated:

13.1.1 the Distributor will promptly pay all outstanding unpaid invoices rendered by the Company in respect of the Products which shall become immediately due and payable by the Distributor, and in respect of Products ordered prior to termination but for which an invoice has not been submitted, the Distributor shall pay immediately upon submission of the invoice;
13.1.2 termination or expiration of this Agreement for whatever reason shall not entitle the Distributor to any compensation or indemnity in respect of such termination or expiry except to the extent that the governing law of this Agreement provides for such compensation or indemnity; and

13.1.3 the Distributor will, free of charge, return to the Company all tangible know-how and confidential information, promotional material, and all other literature and merchandise of any description relating to the Products or the Company's business and shall cease to use any of the Company's Intellectual Property Rights except as and to the extent necessary to sell any of the Products which the Distributor has in its inventory.

13.2
Termination of this Agreement shall not prejudice the rights and remedies of either Patty against the other in respect of any antecedent claim or breach of this Agreement, except that neither Party shall be entitled to claim damages against the other for termination of this Agreement pursuant to Section 12. The provisions of Sections 3, 5, 8, 9, 11, 12, 13 and 16 shall survive the termination of this Agreement.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

14.    Indemnification

14.1
Both parties to this Agreement shall indemnify, defend and hold harmless the other party from and against all claims, demands, losses, expenses (including, but not limited to attorney fees) and liability from:

14.1.1 losses relating to liability of the other party as an employer for claims by the other party's employees or agents; and

14.1.2 injury to persons or damage to property caused by the acts, omissions or negligence of the other party or its agents in the sale, transportation, possession or use of the Products.

14.2
The Distributor shall indemnify, defend and hold harmless the Company from and against all claims, demands, losses, expenses (including, but not limited to attorney fees) and liability from any claim arising from warranties made by the Distributor different from or in addition to those made in writing by the Company.

15. Returned Products

Prior authorization from the Company is required before a return of any Product will be accepted. Contact the Company's customer service at 877-339-2664. The Company accepts no responsibility for Product returned without prior authorization. The Company will provide full credit for Product shipped in Company error, damaged or defective when shipped including applicable shipping charges. No partial case quantities will be accepted. Any unauthorized returned Product will be returned at the Distributor's expense. The Company will also provide full credit for Product shipped in accordance with its standard 30 day money back guarantee. The Distributor shall not under any circumstances receive returned Products for placement into its inventory.

16. Representations And Warranties

16.1
Law, Licenses, and Permits. Both parties to this Agreement are in compliance with any and all laws and regulations governing the sale of the Products and have all licenses and permits necessary to represent the Products in the Territory. Distributor further represents and warrants that the solicitation and sale of Company's Products under this Agreement will not violate any law or regulation, including any law or regulation governing the sale of Products in the Territory.

16.2
Organization/Power/Authority. Distributor and the Company, if other than individuals, are duly organized and existing and in good standing under the laws of the state and country of their organization and are entitled to own or lease their properties and to carry on their businesses as and in the places where such properties are now owned, leased or operated, or such businesses are now conducted. Both parties to this Agreement have full power and authority to provide the services specified herein and all corporate and other proceedings necessary to be taken by both parties in connection with the transactions provided for by this Agreement and necessary to make the same effective have been duly and validly taken, and this Agreement has been duly a

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

nd validly executed and delivered by both parties and constitutes a valid and binding obligation of both parties in accordance with their terms subject to the laws regarding creditors’ rights, bankruptcy and general principles of equity.

16.3 Non-Breach. Etc. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by both parties to this Agreement will not (a)violate or breach either party's Articles of Incorporation or Organization or Bylaws as applicable, (b) result in a breach of any of the terms or conditions of, or constitute a default under, any mortgage. note, bond, indenture, agreement. license or other instrument or obligation to which either party is now a party or by which it or any of its properties or assets may be bound or affected, or (c) violate any order, writ, injunction or decree of any court, administrative agency or governmental body in any respect, the violation or breach of which would prevent either party from consummating the transactions contemplated herein or have a material adverse effect on the business financial or otherwise of the other party.

16.4
Consents. Distributor is not and will not be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereby.

17.     General Provisions

17.1
Notice. Any notice or other communication required or permitted to be given under this Agreement shall be properly served only if it is in writing addressed as set out below. Notice may be sent by any of the following methods: (ii) nationally recognized overnight courier service; (iii) U.S. Postal Service certified or registered mail, return receipt requested, postage prepaid. Service shall be deemed to have been duly given on the date of delivery or on the date which is seven (7) days from the date of deposit in the U.S. Postal Service in the manner described above. Either party may change the names, addresses and facsimile numbers for receipt of notice by complying with this Section

17.1.

If to the Company: DexCom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attn: The President

With a copy to DexCom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attn: Legal Department

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

(858) 200-0200

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

If to the Distributor:
Diabetes Specialty Center, LLC
3793 South State St.
Salt Lake City, UT 84115
Attn: Marc Cohen

with a copy to:

Attn: General Counsel

17.2     Assignment. The Distributor may not assign this Agreement in whole or in part.

17.3
Force Majeure. If either pm1y to this Agreement is delayed or prevented from fulfilling any of its obligations under this Agreement (other than an obligation to pay money) by an event of force majeure, said party shall not be liable under this Agreement for said delay or failure. "Force Majeure" shall mean any cause beyond the reasonable control of a party including, but not limited to, acts of God, vandalism, wars, terrorism, civil unrest, blockades, strikes, lightning, fires, floods, explosions, hurricanes, and other causes not within the control of the party claiming a force majeure situation. The party claiming an event of force majeure shall promptly notify the other party by providing written notice of the reason for the delay, the anticipated length of time and alternate proposals, if any, which the party wishes to make to alleviate any difficulties or hardships which may be suffered as a result of the delay. The notification shall be by telephonic communications, confirmed by letter sent in accordance with Section 17.1. Neither party to this Agreement shall be deemed to be in default by reason of delay or failure due to force majeure.

17.4	Waiver. A waiver by either party of a breach or failure to perform shall not constitute a waiver of any subsequent breach or failure.

17.5
Severability. In the event that any provision of this Agreement is for any reason held to be invalid or unenforceable or contrary to public policy, such provision shall be treated as severable, leaving valid the remainder of this Agreement.

17.6	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original document, but all of which together shall constitute only one Agreement.

17.7
Applicable Law and Jurisdiction. This Agreement shall be governed by the laws of the State of California without regard to such State's conflict of laws principles applicable to contracts made and performed wholly with in such State. The Distributor hereby irrevocably agrees and consents to the exclusive jurisdiction of the federal and state courts located in the State of California and to accept service by pre-paid registered letter of any writ or summons in any such action notwithstanding that Distributor may otherwise be considered outside the jurisdiction of the California courts.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

17.8
Authorization. Each of the persons executing this Agreement on behalf of a corporation or other legal entity personally warrants and represents that s/he has the requisite and necessary approval and authority to execute this Agreement on behalf of the corporation or other legal entity on whose behalf that person signed.

17.9
Entire Agreement. This Agreement, including amendment(s) if any, together with the Schedules identified herein, constitutes the complete understanding of the parties and supersedes any and all other agreements, ether oral or written, between the parties with respect to the subject matter hereof and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained herein shall be valid or binding.

17.10 Amendments. Except for amendments to Schedule 1 regarding pricing and products offered, which Company may amend with 60 days written notice to Distributor, no modification, change or amendment to this Agreement shall be effective unless in writing signed by each of the parties hereto.
IN WITNESS WHEREOF, authorized representatives of the Parties have exectuted this Agreement as of date first set out above.

Signed by: /s/ Jess Roper_____
Jess Roper

Chief Financial Officer
Title:

for and on behalf of
DexCom, Inc.

Signed by /s/ Marc Cohen
Title:
For and on behalf of Diabetes Specialty Center

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE 1

The Products and the Prices

Products - SEVEN PLUS

Product	Description	Transfer Price
STK-7U-030	SEVEN PLUS Starter Kit	[****]
STS-7K-041	SEVEN Sensors (package of four (4)) ("Sensor 4-pack")	[****]
STR-70-030	SEVEN PLUS Receiver	[****]
STT-7U-030	SEVEN PLUS Transmitter	[****]

* The Products will be supplied [****]. Freight costs will be included on invoice. Sales tax to be paid by [****].

** [****].

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE2

Ordering Methods

Ordering: (see note below)
Order merchandise by PRODUCT REORDER NUMBER.

Phone Orders:
Call Customer Service toll free at 1-877-339-2664 from 6:00 a.m. to 5:00p.m. Pacific time. Orders requiring overnight delivery must be placed by 12:00 p.m. Pacific time.

Fax Orders:
Fax to Customer Service, 1--877-633-9266. Orders requiring overnight delivery must be received by 12:00 p.m. Pacific time.

E-mail Orders:

E-mail to CustomerService@dexcom.com
Attach your purchase order form and utilize the following format when ordering via e mail.

Distributor Account Number
Distributor Name
Distributor Bill to and ship to address
Purchase order number
Date Product is required
Ship via [****]
Product Reorder Number
Quantity
Unit Price
Total Price per Line
Contact name, phone, fax and e-mail for confirmation
Notice if confirmation is required.

This e-mail address should be used for ORDERS ONLY.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Schedule 3
Sales Tracing Report Format

Required Reporting Frequency: Daily

Required Reporting Method or Venue: Web-portal

File Type: csv

De-limiting character: “,” comma with values enclosed by Quotation Marks

Tracing Reports should be in the following format & should not-deviate in order from one report to the next:

Field Name	Type	Description
Distributor Branch ID	Alpha/Numeric	Distributor ID provided by Distributor (Branch ID)
DistName	Alpha/Numeric	Distributor Name if provided by Distributor
DistCity	Alpha/Numeric	Distributor City if provided by Distributor
DistState	Alpha/Numeric	Distributor State if provided by Distributor
Referral Source	Alpha/Numeric	Designates Dexcom or Distributor referred patient
Ship-to Party ID	Alpha/Numeric	Distributor's Customer ID for this Party
Ship-to First Name	Alpha/Numeric	Customer Name
Ship-to Last Name	Alpha/Numeric	Customer Name
Ship-to Address1	Alpha/Numeric	Facility Address 1
Ship-to Address2	Alpha/Numeric	Facility Address 2
Ship-to Address3	Alpha/Numeric	Facility Address 3
Ship-to City	Alpha/Numeric	Facility City
Ship-to State	Alpha/Numeric	Facility State
Ship-to ZipCode	Alpha/Numeric	Facility Zip code
Ship-to Phone Number	Number	Customer's Phone Number
Ship-to Date of Birth	Alpha/Numeric	Customer's Date of Birth
Ship-to email	Alpha/Numeric	Customer's email address
Bill-to Party ID	Alpha/Numeric	Distributor's Customer ID for this Party
Bill-to Name	Alpha/Numeric	Billing Name
Bill-to Address1	Alpha/Numeric	Facility Address 1
Bill-to Address2	Alpha/Numeric	Facility Address 2
Bill-to Address3	Alpha/Numeric	Facility Address 3
Bill-to City	Alpha/Numeric	Facility City
Bill-to State	Alpha/Numeric	Facility State
Bill-to ZipCode	Alpha/Numeric	Facility Zip code
Primary Insurance Policy ID #	Alpha/Numeric	Customer's Insurance Policy ID #
Primary Insurance Payor	Alpha/Numeric	Customer's Insurance Payer
PrimaryInsurance Plan	Alpha/Numeric	Customer's Insurance Plan

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Primary Unique Insurance #	Alpha/Numeric	Distributor's Unique Identifier for this specific plan at the lowest level
Primary Insurance Phone #	Alpha/Numeric	Customer's Insurance Payer's Phone #

Secondary Insurance Policy ID #	Alpha/Numeric	Customer's Insurance Policy ID #
Secondary Insurance Payor	Alpha/Numeric	Customer's Insurance Payer
Secondary Insurance Plan	Alpha/Numeric	Customer's Insurance Plan
Secondary Unique Insurance #	Alpha/Numeric	Distributor's Unique Identifier for this specific plan at the lowest level
Secondary Insurance Phone #	Alpha/Numeric	Customer's Insurance Payer's Phone #
Secondary Insurance Co-Pay Amount	Currency	Customer's portion of financial responsibilty
Secondary Insurance Allowable Amount	Currency	Financial Amount Insurance Company will Cover
Persription Expiration Date	Date	Persription Expiration Date (MM/DD/YYYY)
Perscribing Physician's NPI #	Alpha/Numeric	Physician's National Provider Identifier (NPI) #
Perscribing Physician's Last Name	Alpha	Perscribers Last Name
Perscribing Physician's First Name	Alpha	Perscribers First Name
Perscribing Physician's City	Alpha/Numeric	Perscribing Physician's City
Perscribing Physician's State	Alpha	Perscribing Physician's State
Perscribing Physician's Zip	Number	Perscribing Physician's Zip
Contract#	Alpha/Numeric	Distributor's Contract Number
Transaction Type Description	Alpha/Numeric	Product Transaction Type: What type of sale is this? Standard Sale, Return, Inventory Adjustment, Transfer between branches.
Return Good Authorization (RGA) Number	Alpha/Numeric	Quality Number procured from Dexcom, if product is to be returned to Dexcom
Invoice/Transaction Number (Debit or Credit)	Alpha/Numeric	Distributor's Invoice/Transaction Number (Debit or Credit)
InvoiceDate	Date	Date of Distributor's Invoice (MM/DD/YYYY)
ProductID	Alpha/Numeric	Manufacturer Product ID (SKU)
ProductDescription	Alpha/Numeric	Product Description reported by Distributor
Product Serial Number	Alpha/Numeric	Product's Serial Number (only applicable for STKs)
Product Lot Number	Alpha/Numeric	Product's Lot Number
Quantity	Number	Quantity Sold
UOM	Alpha/Numeric	Product Unit of Measure (i.e. kit, 4-pack box, sensor, crate, skid)
UnitCost	Currency	Distributor's Contract Cost (If provided) - Unit Cost preferred to Total Cost
UnitRebate	Currency	Distributor's Rebate (if claimed) - Unit Rebate preferred to Total Rebate

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Schedule 4
Forecast, Ordering and Acceptance Requirements

I.    Forecast. Once Distributor's orders from its existing installed base exceeds more than 50 starter kits per month, Distributor shall deliver to Company its forecast (the "Forecast") of the expected requirements for Products in the Territory for the following twelve (12) month pe1iod. Thereafter, Distributor shall update such Forecast on a quarterly basis and provide it to Company at least five days prior to the first of each calendar quarter.

II.     Orders, Shipping. Orders will be initiated by a written order, electronic equivalent or facsimile issued to DexCom (the "Order"). Each Order shall include information as set forth in Schedule 2. The first Order provided by Distributor shall cover the first binding commitment period. Each subsequent Order shall cover the new binding commitment from the Forecast. Products to be delivered per dates indicated on firm Orders shall be subject to a minimum of [****] lead time afforded to the Company. An Order shall be deemed to have been placed as of the date of receipt of the Order by Company. The Company shall promptly acknowledge receipt of each Order in writing, via fax or email and shall without undue delay confirm such order, unless such order is for a quantity in excess of the
Forecast, in which case the Company shall confirm it if it is able to meet such order using commercially reasonable efforts. If the aggregate of the quantities ordered are less than the quantity committed in the Forecast, Distributor shall be deemed to have submitted additional Orders for the balance, to be delivered in the following calendar quarter. If Distributor requests Company to supply quantities in any calendar quarter in excess of the maximum quantity committed in the Forecast, Company shall endeavor reasonably within the constraints of its production schedules and other commitments to meet all or part of such requests, but Company shall have no obligation to supply quantities in excess of the maximum qum1tity committed under the Forecast. Where necessary, Company will advise Distributor of necessary revisions to delivery dates and quantities for the portion of
Order(s) in excess. For any Order (or portion thereof) having a shorter lead time than the agreed-to lead time requirements set forth herein, or in excess of the Forecast, Company shall use commercially reasonable efforts to accommodate such shorter lead time or fill such excess. All freight, insurance and other shipping expenses, as well as any special packing expenses, will be paid by Distributor.

III.     Acceptance. If and when Distributor receives any shipments, then within [****] following a receipt of a shipment, Distributor shall perform a visual inspection (in accordance with Distributor's standard procedures) of the Products received and shall inform Company in writing of any non-conformity of the supplied Products to the specifications as shown in such inspection or other defect in the Products. In the absence of written notice to Company of a specified non-conformity within [****] days of the end of [****] period, the Products shall be deemed to be accepted by Distributor. If any latent defect in the Products is subsequently discovered that is not the result of Distributor's or its agents' handling, modification, or

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

storage of the Products since delivery to the carrier by Company, Distributor shall promptly so inform Company together with all available details and information regarding the situation, including all records of Distributor's or its agents' handling, modification, and storage of the Products since delivery to the carrier by Company. In case of a justifiable claim of non-conformity, Company shall either (at Company's option) replace the defective portion of the Products at no additional cost to Distributor or cancel the order and refund any portion of the price that may to that time have been paid to Company under this Agreement for the sale in question. If Distributor rejects any Products and Company does not agree that Distributor is justified in doing so, the parties will attempt to resolve the situation in good faith, and if necessary, an independent laboratory acceptable to both parties shall utilize agreed upon test methods to test the products in dispute and to audit Distributor's and its agents' handling and storage of the products since delivery to the carrier by Company. The costs of such independent laboratory shall be borne by the parties equally; provided, however, that the party that is determined to have been incorrect in the dispute shall be responsible for all such costs and shall reimburse the correct party for its share of the costs incurred. The independent laboratory's findings shall be in writing and shall be binding on both parties.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Amendment Number One to Non-Exclusive Distribution Agreement

This Amendment Number One to the Non-Exclusive Distribution Agreement (“Amendment Number One”) is made as of this 30 day of September, 2010, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (the "Company") and Diabetes Specialty Center LLC, a Utah corporation with offices at 3793 South State St., Salt Lake City, UT 84115 (the “Distributor”).

WITNESSETH

WHEREAS, Company and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective October 12, 2009 (the “Agreement”).

WHEREAS, Company and Distributor wish to amend the Agreement as set forth herein in accordance with Section 2.2 and 17.10 of the Agreement.

THEREFORE, Company and Distributor agree as follows:

1.    Schedule 1. Schedule 1 shall be amended to read as follows:

SCHEDULE 1
The Products and the Prices

Pricing set forth below shall be effective on October 1, 2010.

SEVEN PLUS

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Product SKU	Product Description	Transfer Price*
STK-7U-030	SEVEN PLUS Starter Kit*	[****]
STS-7K-041	SEVEN Sensors (package of four (4))*	[****]
STR-7U-030	SEVEN PLUS Replacement Receiver*	[****]
STT-7U-030	SEVEN PLUS Replacement Transmitter*	[****]

* The Products will be supplied [****] and sales tax to be paid by [****].
** [****]

2. Section 4. A new section 4.1.31 shall be added as follows:

4.1.31. not to sell any Products where the shelf-life on the Product is less than the time of reasonable consumption by the Customer, and in no instance to ship Product with a shelf-life of less than [****].

3.    Section 4. A new section 4.1.32 shall be added as follows:

4.1.32. to adhere to the requirements set forth in the Quality Agreement, Schedule 5;

4.	Section 4. A new section 4.1.33 shall be added as follows:

4.1.33. to ship Products to Customer within 3 business days of receiving prior authorization approval from the Customer’s insurance company, or in the alternative,

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

upon notice of a denial of a prior authorization request, to inform the Company within 24 hours of such denial;

5. Section 4: A new section 4.1.34 shall be added as follows:

4.1.34. to provide, within seven days of the end of each calendar month, a report detailing Distributor’s month-end inventory balance of Products (which report Company shall retain the right to audit on a periodic basis with advance notice to Distributor).

6. Section 5. A new section 5.1.4 shall be added as follows:

5.1.4. to stock sensors with Distributor based on purchase orders submitted by Distributor.

7. Schedule 5. A new Schedule 5 shall be added as follows:

Quality Agreement

1.0	SCOPE

1.1
This Quality Agreement (the “Quality Agreement”) is incorporated within the Distribution Agreement that was effective October 12, 2009, between Distributor and Company pertaining to the distribution and sale of Products (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement. To the extent the terms of the Quality Agreement and the Agreement conflict, the terms set forth in the Quality Agreement shall superseded the Agreement.

1.2	This Quality Agreement shall be effective on the Effective Date and shall remain in effect until the Agreement expires, is terminated or the Quality Agreement is modified.

2.0	PROCESS CONTROLS

2.1
Distributor shall be responsible for supplier appropriate process control activities relative to the Products, including but not limited to, assurance of receipt, identification, traceability, storage, handling, inventory control and facility contamination control.

2.2
Company shall provide evidence that packaging containers maintain the integrity, quality, function, and sterility of the product for the entire shelf life, and not produce toxic residues during storage. Packaging must prevent or indicate the occurrence of tampering.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

3.0	TRAINING AND DOCUMENT CHANGE CONTROL

3.1	Distributor must train its employees to perform their job function and to this Quality Agreement as required.

4.0	QUALIFICATION

4.1	Distributor shall be responsible for managing qualified processes and systems as required of suppliers (e.g. computer system) by law.

5.0	DISTRIBUTION AND HANDLING

5.1	Products shipped by the Distributor must be shipped using standard procedures for the handling, storage, packaging, preservation, and delivery of the Products.

5.2	Distributor shall deliver Products to its customers using standard procedures for handling, storage, packing, preservation, and delivery of the Products.

6.0	LOT TRACEABILITY

6.1	Distributor shall establish and maintain appropriate procedures for identifying the Products by suitable means from receipt and during all stages of delivery.

Product	Description	Lot traceability Tracking Requirement
STK-7U-030	SEVEN PLUS System Kit	Lot Number identified on the box
STS-7K-041	SEVEN Sensors (package of four (4))	Lot Number identified on the box
STR-7U-030	SEVEN PLUS Replacement Receiver	Lot Number identified on the box
STT-7U-030	SEVEN PLUS Replacement Transmitter	Lot Number identified on the box

7.0	PACKAGING AND LABELING

7.1	Company shall provide packaging and labeling specifications that call out clear labeling requirements.

7.2	Company shall ensure that the labels, inserts and accompanying documentation satisfy the requirements of the applicable regulations.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

8.0	COMPLAINT HANDLING AND REPORTING

8.1
Distributor shall be responsible for the establishment and maintenance of a system for handling complaints pertaining to the process of distributing Products under the Agreement pursuant to current Distributor policy. This system shall include receipt, review, corrective/preventative action and maintenance of files. Distributor will not knowingly perform any Device Complaint handling, as defined below.

8.2
Company shall be responsible for the establishment and maintenance of a system for handling Device Complaints pertaining to Products distributed under the Agreement. A “Device Complaint” includes complaints that pertain to Product functionality, trouble shooting, or adverse events. This system shall include receipt, review, investigation, corrective/preventative action and maintenance of files.

8.3	Company shall notify Distributor in writing of legal and regulatory matters relating to the Products, including:

8.3.1	Any regulatory actions by governmental authorities (e.g., inspection citations, warning letters, or other non-conformance notices).

8.3.2	Regulatory enforcement actions such as injunctions or seizures.

8.3.3	FDA registration activity (e.g., non-conformance notices, hold points).

8.3.4	Complaints received from Customers within the Territory that have not been processed through the Company’s complaint handling system.

8.3.5	Adverse incidents relating to Customers within the Territory (e.g., MDR’s.).

8.4	Distributor shall notify Company in writing of the following:

8.4.1	Any serious regulatory action relating to the Products that Distributor may become aware of.

8.4.2	Escalated Complaints regarding Products or Instruments. Distributor shall code, trend and report monthly Escalated Complaint data pertaining to Products, at Distributor’s request.

8.4.3	Distributor shall forward all complaints pertaining to Products and Instruments to Company no later than 10 working days following Distributor’s initial receipt of the complaint.

9.0	FIELD ACTIONS

9.1	The Company will be responsible for the initiation and cost of any recalls or other field actions related to the Products.

9.2
Both parties will comply with recalls or general corrective actions, provided such recalls or general corrective actions do not, in the opinion of Company violate or cause Company to violate the laws of any jurisdiction affected by the recalls or corrective action.

9.3	If Distributor and Company do not agree on a course of action, Company may initiate field actions related to the Products, but may not use field action to cause Distributor to lose Customers.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

10.0	AUDITS

10.1
Company shall have the right to conduct audits of Distributor’s facilities and operations during normal business hours and upon reasonable notice to Distributor in order to assess compliance with all applicable regulations, procedures and this Quality Agreement. Any such audits will be conducted by a national “big four” independent accounting firm (or other independent accounting firm whose audit department is a separate stand alone function of its business and which possesses liability insurance with coverage of at least [****]), subject to such firm’s execution of a confidentiality agreement in form reasonably acceptable to Distributor. Company shall be permitted to conduct one audit per calendar year.

11.0	RECORD RETENTION

11.1	Both parties shall retain all medical records as required by law.

12.0	REGULATORY AND REGISTRATION ADMINISTRATION

12.1
Company, at its expense, is responsible for registration responsibilities, and for agreed upon registration costs of Products in the Territory. Company shall provide sufficient data and information to support such registrations.

13.0	ADDITIONAL DISTRIBUTOR REQUIREMENTS

13.1	Records should be accurate, indelible and legible. Entries must be dated and the person performing a documented task must be identified. Records must provide a complete history of the work performed.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

8. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment Number One as of date first set out above.

Signed by:    /s/ Jess Roper
Jess Roper
Title:     V.P. and Chief Financial Officer

for and on behalf of
DexCom, Inc.

Signed by: /s/ Marc Cohen
Name:
Title:

for and on behalf of Diabetes Specialty Center

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Diabetes Specialty Center LLC

Amendment Number Two to Non-Exclusive Distribution Agreement

This Amendment Number Two to the Non-Exclusive Distribution Agreement (“Amendment Number Two”) is made as of this 11th day of October, 2011, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (the "Company") and Diabetes Specialty Center LLC, a Utah corporation with offices at 3793 South State St., Salt Lake City, UT 84115 (the “Distributor”).

WITNESSETH

WHEREAS, Company and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective October 12, 2009, as amended by Amendment Number One to the Non-Exclusive Distribution Agreement, effective September 30, 2010 (collectively, the “Agreement”).

WHEREAS, Company and Distributor wish to amend the Agreement as set forth herein in accordance with 17.10 of the Agreement.

THEREFORE, Company and Distributor agree as follows:

1.	Section 12.1 of the Agreement shall be amended and restated to read as follows:

12.1    Subject to the following provisions, this Agreement was effective on October 12, 2009, and shall renew automatically for successive one year terms on each subsequent October 12; provided that either party may terminate this Agreement upon [****] advance written notice to the other party.

2. All other terms and conditions of the Agreement shall remain in full force and effect.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment Number Two as of date first set out above.

Signed by:    /s/ Jess Roper
Jess Roper
Title:     V.P. and Chief Financial Officer

for and on behalf of
DexCom, Inc.

Signed by:            /s/ Marc Cohen
Name:
Title:

for and on behalf of
Diabetes Specialty Center LLC

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Amendment Number Three to Non-Exclusive Distribution Agreement

This Amendment Number Three to the Non-Exclusive Distribution Agreement (“Amendment Number Three”) is made as of this 14 day of November, 2012, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (the "Company") and Byram Healthcare and all subsidiaries, a Utah corporation with a principal office at 3793 S. State Street, Salt Lake City, Utah 84115 (the “Distributor”).

WITNESSETH

WHEREAS, Company and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective October 12, 2009, as amended on September 30, 2010 and October 11, 2011, and pursuant to the Dexcom consent to the assignment of the Non-Exclusive Distribution Agreement to Byram Healthcare dated May 2, 2012 (the “Agreement”).

WHEREAS, Company and Distributor wish to amend the Agreement as set forth herein in accordance with Section 2.2 and 17.10 of the Agreement.

THEREFORE, Company and Distributor agree as follows:

1. SECTION 4. Section 4.1.31 is amended and restated in its entirety as follows:

4.1.31 not to stock more than one month of Receiver, Transmitter and Sensor inventory; provided however that Company acknowledges that, from time to time, Distributor may stock an amount of Receiver, Transmitter and Sensor inventory equal to more than one month based on demand fluctuations. Distributor also agrees not to sell any Sensors where the shelf-life on the Sensors is less than the time of reasonable

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

consumption by the Customer, and in no instance to ship Sensors with a shelf-like of less than [****].

2. SECTION 4. Section 4.1.34 is amended and restated in its entirety as follows:

4.1.34 to provide, within [****] of the end of each calendar month, a report detailing Distributor’s month-end inventory balance of Products (which report Company shall retain the right to audit on a periodic basis with advance notice to Distributor).

3. SECTION 4. A new section 4.1.35 shall be added as follows:

4.1.35 to maintain a valid and current prescription on file for ongoing product orders.

4. SECTION 4. A new section 4.1.36 shall be added as follows:

4.1.36 to ship the Products on or before the date indicated on the Product packaging, if applicable, which appears in the following format: SB- YYYY-MM-DD (the “Ship-By Date”). If the Product packaging does not contain a Ship-By Date, then Distributor shall ship the Product at least two (2) months prior to the expiration date listed on the Product packaging (the “Expiration Date”) or with at least [****] of shelf life left ("Shelf Life Date", and together with the Ship-By Date and Expiration Date, the "Required Ship Date). If Distributor fails to ship Products by the applicable Required Ship Date, then Distributor shall be obligated to pay or cure any product warranty claims or defective product claims at its own cost and expense, and/or reimburse the Company for any related costs or expenses the Company incurs.

5.    SCHEDULE 1. Schedule 1 is amended and restated in its entirety as follows:

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Products –

Dexcom SEVEN PLUS

Product	Description	Transfer Price*
STS-7K-041	SEVEN Sensors (package of four (4))	[****]

Dexcom G4 Platinum

Product	Description	Transfer Price*
STS-GL-041	Dexcom G4 Platinum Sensor Kit (package of four (4))	[****]
STK-GL-001	Dexcom G4 Platinum Receiver Kit – BLK	[****]
STK-GL-PNK	Dexcom G4 Platinum Receiver Kit – PNK	[****]
STK-GL-BLU	Dexcom G4 Platinum Receiver Kit – BLU	[****]
STS-GL-003	Dexcom G4 Transmitter Kit	[****]

* The Products will be supplied [****] and sales taxes to be paid by [****].
** [****]

6.	SCHEDULE 3. Schedule 3 is amended and restated in its entirety as follows:

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE 3

Sales Tracing Report Format

Required Reporting Frequency:	Daily
Format: .csv (comma-delimited file)

Delivery method:	Dexcom controlled secure file transfer protocol site specific to the distributor

Sales tracings will include the following fields:

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Field	Format	Comments
Customer ID Number	Text	A unique identifying number for each customer
Customer First Name	Text
Customer Last Name	Text
Customer Address	Text	For ZIP Code use 5-character; text so leading zeros are included; no Zip + 4 numbers
Customer DOB	Text	MM/DD/YYYY
Physician First Name	Text
Physician Last Name	Text
Physician ZIP Code	Text	5-character; text so leading zeros are included; no Zip + 4 numbers
Physician NPI	Text
Insurance Name	Text
Dexcom Item Number	Text
Item Quantity	Text	Unit quantity - e.g. 1 box of sensors is '1', and not the number of individual sensors included
Date of Shipment	Text	MM/DD/YYYY
Hardware serial number	Text	Where distributor stocks and ships hardware
Shipper	Text	Dexcom or Distributor, where distributor provides tracings including shipments from both locations

[END OF SCHEDULE 3]

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

7.	SCHEDULE 5. Schedule 5 is amended and restated in its entirety as follows:

Quality Agreement

1.0	SCOPE

1.1
This Quality Agreement (the “Quality Agreement”) is incorporated within the Distribution Agreement dated October 12, 2009, as amended on September 30, 2010 and October 11, 2011 between Distributor and Company pertaining to the distribution and sale of Products. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

1.2	This Quality Agreement shall be effective on the Effective Date and shall remain in effect until the Agreement expires, is terminated or the Quality Agreement is modified.

2.0	DEFINITIONS / ACRONYMS

2.1	“Applicable Documents”: Documents used to develop a specific document (i.e. standards, regulations) and documents referenced in the text of the specific document.

2.2
"Government Agency" means any body which has the authority to act on behalf of the government of the Union or State to ensure that the requirements of all laws applicable to the Products and Distributor are carried out and adhered to in the State.

2.3
"Customer Complaint" means any written, electronic or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety or performance of a medical device that has been placed on the market.

2.4	“CGM”: Continuous Glucose Monitoring.

2.5	“Correction” means repair, modification, adjustment, relabeling, destruction, or inspection (including patient monitoring) of a product without its physical removal to some other location.

2.6
“Document” means any information, either written or stored electronically, including specifications, procedures, standards, methods, instructions, plans, files, forms, notes, reviews, analyses, and reports.

2.7
“Government Agency” means a federal (e.g. FDA) or state (Health and Human Services Food and Drug Branch) organization that has the power to provide services for conformity assessment on the conditions set out in the Federal Food, Drug, and Cosmetic Act (FD&C Act) and United States Code (U.S.C) as part for the sale of medical device products. This normally means assessing the manufacturers conformity to the essential requirements listed in each directive.

2.8	“Lot” or “Batch” means one or more components or finished devices that consist of a single type, model, class, size, composition, or software version that are manufactured

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

under essentially the same conditions and that are intended to have uniform characteristics and quality within specified limits.

2.9
“Label” means a display of written, printed, or graphic matter upon the immediate container of any article. Any word, statement, or other information appearing on the immediate container must also appear “on the outside container or wrapper, if any there be, of the retain package of such article, or is easily legible through the outside container of wrapper.”

2.10
“Labeling” means any Labels and other written, printed, or graphic matter (1) upon any article or any of its containers or wrappers, or (2) displaying such article” at any time while a device is held for sale after shipment or delivery for shipment in interstate commerce.

2.11
“Quality Records” means Documents containing recorded information, regardless of the medium or characteristic, which demonstrate the effectiveness of the quality management system and that provide evidence that products meet regulatory requirements and comply with specified product requirements.

2.12	“Removal” means the physical removal of a device from its point of use to some other location for repair, modification, adjustment, relabeling, destruction, or inspection.

2.13
“Stock Recovery” means the correction or removal of a device that has not been marketed or that has not left the direct control of the manufacturer, i.e., the device is located on the premises owned, or under the control of, the manufacturer, and no portion of the lot, model, code, or other relevant unit involved in the corrective or removal action has been released for sale or use.

2.14
"Recall" means when there is a risk of death or serious deterioration to the state of health, the return of a medical device to the supplier, its modification by the supplier at the site of installation, its exchange or its destruction, in accordance with the instructions contained in the advisory notice.

2.15
"Medical Device Reporting System" is a system of incident reporting to the Federal Food and Drug Administration (FDA), for all medical devices which are approved for inter-state commerce, where such incidents lead to corrective action relevant to medical devices. Medical Device Reporting Systems maintained by the Distributor shall comply with all applicable laws, the rules and regulations promulgated by the Federal or any State. This system is intended to allow data to be correlated between the FDA and manufactures to improve the protection of health and safety of patients, users and others by reducing the likelihood of the same type of adverse incident being repeated in different places at different times.

3.0	PROCESS CONTROLS

3.1
Both parties shall be responsible for all process control activities relative to the Products, including but not limited to, assurance of receipt, identification, traceability, storage, handling, inventory control, contamination control, complaint handling and trending and process validations, as required by Title 21 of United States Code of Federal Regulations, and other applicable regulations, and governmental laws.

3.2	Both parties shall maintain appropriate documented procedures.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

3.3
Company shall provide evidence that packaging containers maintain the integrity, quality, function, and sterility of the product for the entire shelf life, and not produce toxic residues during storage. Packaging must prevent or indicate the occurrence of tampering.

4.0	TRAINING AND DOCUMENT CHANGE CONTROL

4.1
Distributor shall be responsible for managing an effective employee training program and document change control system relative to the receipt, identification, traceability, storage, handling, inventory control, contamination control and complaint handling and trending at the location of Distributor and its third party suppliers.

4.2	Distributor must train its employees to perform their job function and to this Quality Agreement as required.

5.0	VALIDATION

5.1	Distributor shall be responsible for managing qualified processes and systems as required of suppliers (e.g. computer system) by law.

5.2
Both parties shall be responsible for managing an effective product and process validation system relative to the distribution of the Products at the location of the Distributor and its third party suppliers.

5.3	Both parties shall develop and implement validation or qualification protocols for significant processes, equipment, and computer systems.

5.4	Company shall be responsible for managing an effective product and process validation system relative to the manufacture of the Products at the location of the Company and its third party suppliers.

6.0	DISTRIBUTION AND HANDLING

6.1	Products shipped by the Distributor must be shipped using documented procedures for the handling, storage, packaging, preservation, and delivery of the Products.

6.2	Distributor shall deliver Products to its customers using documented procedures for handling, storage, packing, preservation, and delivery of the Products.

6.3	Disposables must have at least three months of expiration dating left, unless specific variance by lot number has been agreed to by both parties, before being shipped to any end-user customer.

6.4
The Distributor will not modify any product packaging that it receives from the Company. Shipping containers shall be validated to ensure that the safety and integrity of the Product is maintained during transit, including shipping methods that conform with the Product’s acceptable temperature and humidity ranges.

6.5	Distributor must maintain storage & handling as follows:
Seven Plus Product

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	N/A
Transmitter	0-45°C (32-113°F)	Max 95% Relative
Receiver	0-45°C (32-113°F)	10-85% Relative
G4 Platinum Product

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	15-85% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative

7.0	LOT TRACEABILITY

7.1
Distributor shall establish and maintain procedures for identifying the Products by suitable means from receipt and during all stages of production and delivery. This shall include procedures to provide full lot traceability for each unit, lot, or batch of finished Products during all stages of production and delivery to the Distributor.

7.2	Distributor shall establish and maintain procedures to provide traceability to the first consignee.

7.3	Distributor shall establish and maintain procedures to provide traceability to the end user.

7.4	Both parties shall use reasonable efforts to assist the other in maintaining respective lot traceability.

7.5	Both parties are required to track the following information detailed in the table to the end user.

8.0	Seven Plus Product

Product	Description	Lot traceability Tracking Requirement
STK-7U-030	SEVEN PLUS System Kit	Lot Number identified on the box
STS-7K-041	SEVEN Sensors (package of one (1) or four (4))	Lot Number identified on the box
STR-7U- 030	SEVEN PLUS Replacement Receiver	Lot Number identified on the box
STT-7U- 030	SEVEN PLUS Replacement Transmitter	Lot Number identified on the box

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

9.0	G4 Platinum Product

Product	Description	Lot traceability Tracking Requirement
STK-GL-001	G4 Platinum Receiver Kit – BLK	Lot Number identified on the box
STK-GL-PNK	G4 Platinum Receiver Kit – PNK	Lot Number identified on the box
STK-GL-BLU	G4 Platinum Receiver Kit – BLU	Lot Number identified on the box
STT-GL-003	G4 Transmitter Kit	Lot Number identified on the box
STR-GL-001	G4 Platinum Replacement Receiver Kit – BLK	Lot Number identified on the box
STR-GL-PNK	G4 Platinum Replacement Receiver Kit – PNK	Lot Number identified on the box
STR-GL-BLU	G4 Platinum Replacement Receiver Kit – BLU	Lot Number identified on the box
STS-GL-011	G4 Platinum Sensors Kit (package of one (1))	Lot Number identified on the box
STS-GL-041	G4 Platinum Sensors Kit (package of four (4))	Lot Number identified on the box

10.0	PACKAGING AND LABELING

10.1	Company shall provide packaging and labeling specifications that call out clear labeling requirements.

10.2	Company shall ensure that the labels, inserts and accompanying documentation satisfy the requirements of the applicable regulations.

10.3	Distributor shall not modify the labels, primary or secondary packaging, inserts or accompanying documentation without the written approval of the Company.

11.0	FINISHED PRODUCT NON-CONFORMANCES

11.1	Any nonconforming finished product requires written approval from Company’s Quality Assurance before shipment to any Customer by Distributor.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

12.0	COMPLAINT HANDLING AND REPORTING

12.1
Distributor shall be responsible for the establishment and maintenance of a system for handling all Tier I Complaints pertaining to Products distributed under the Agreement. "Complaint" means any written, electronic, telephone call and/or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a device after it is released to distribution. A complaint is any indication of the failure of a device to meet customer or user expectations for quality or to meet performance specifications. A “Tier I Complaint” includes complaints that pertain to the purchase, payment, billing, delivery, packaging and customer service. This system shall include receipt, review, corrective/preventative action and maintenance of files. Distributor will not perform any Tier II Complaint Handling, as defined below.

12.2
Company shall be responsible for the establishment and maintenance of a system for handling Tier II Complaints pertaining to Products distributed under the Agreement. A “Tier II Complaint” includes complaints that pertain to product functionality, trouble shooting, or adverse events. This system shall include receipt, review, investigation, corrective/preventative action and maintenance of files. It shall also include adverse event reporting to the appropriate governmental authorities as required by regulations in the applicable jurisdictions.

12.3	Company shall notify Distributor in writing of legal and regulatory matters relating to the Products, including:

12.3.1	Any regulatory actions by governmental authorities (e.g., inspection citations, warning letters, or other non-conformance notices).

12.3.2	Regulatory enforcement actions such as injunctions or seizures.

12.3.3	FDA registration activity (e.g., non-conformance notices, hold points).

12.3.4	Complaints received from Customers within the Territory that have not been processed through the Company’s complaint handling system.

12.3.5	Adverse incidents relating to customers within the Territory (e.g., MDR’s.).

12.4	Distributor shall notify Company in writing of the following:

12.4.1	Any serious regulatory action relating to the Products.

12.4.2	Tier I Complaints regarding Products or Instruments. Distributor shall code, trend and report monthly all phone call inquiries and Tier I Complaint data pertaining to Products.

12.4.3
If an adverse incident is received that may be subject to FDA’s Medical Device Reporting regulation that pertain to Products and Instruments, then Distributor shall notify Company no later than 24 hours following Distributor’s initial receipt of the adverse event.

12.4.4	Distributor shall forward all complaints pertaining to Products and Instruments to Company no later than 5 working days following Distributor’s initial receipt of the complaint.

13.0	FIELD ACTIONS

13.1	The Company will be responsible for the initiation of any recalls or other field actions related to the Products.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

13.2
Both parties will comply with recalls or general corrective actions, provided such recalls or general corrective actions do not, in the opinion of Company violate or cause Company to violate the laws of any jurisdiction affected by the recalls or corrective action.

13.3	If Distributor and Company do not agree on a course of action, Company may initiate field actions related to the Products, but may not use field action to cause Distributor to lose Customers.

14.0	AUDITS

14.1
Company shall have the right to conduct audits of Distributor’s facilities and operations during normal business hours at its own expense and upon thirty (30) days notice to Distributor in order to assess compliance with all applicable regulations, procedures and this Quality Agreement. Any such audits will be conducted by a national “big four” independent accounting firm (or other independent accounting firm whose audit department is a separate stand alone function of its business and which possesses liability insurance with coverage of at least [****]), subject to such firm’s execution of a confidentiality agreement in form reasonably acceptable to Distributor. Company shall be permitted to conduct one audit per calendar year or more frequently in the instance there exists a material difference between the inventory records of Distributor and Company.

15.0	RECORD RETENTION

15.1	Both parties shall retain all sales and medical records as required by law.

15.2
Prior to any record destruction pertaining to Company Products and Instruments, the Distributor will notify the Company in writing. If the record destruction is not approved the Company will assume responsibility of the records.

16.0	REGULATORY AND REGISTRATION ADMINISTRATION

16.1
Distributor, at its expense, is responsible for registration responsibilities, and for agreed upon domestic registration costs in accordance with Federal and State regulations. Distributor shall provide sufficient data and information to support domestic registrations.

16.2
Company, at its expense, is responsible for registration responsibilities, and for agreed upon registration costs of Products in the Territory. Company shall provide sufficient data and information to support such registrations.

17.0	QUALITY SYSTEM COMPLIANCE

17.1
Distributor shall establish and maintain a quality system in compliance with Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws. Distributor shall also ensure that its contract vendors maintain a quality system in compliance with current Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws.

17.2
Distributor acknowledges that without registering as an out-of-state home medical device retail facility, an out-of-state home medical device retail facility shall not sell or distribute prescription devices in this state through any person or media other than

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

a wholesaler who is licensed pursuant to Chapter 9 (commencing with Section 4000) of Division 2 of the California Business and Professions Code.

18.0	ADDITIONAL DISTRIBUTOR REQUIREMENTS

18.1	Distributor agrees to comply with all applicable laws and regulations. Distributor agrees to obtain the necessary licenses to meet its obligations under this agreement.

18.2
Records should be accurate, indelible and legible. Entries must be dated and the person performing a documented task must be identified. Records must provide a complete history of the work performed. Products identified in this Quality Agreement are not in conflict with the laws of the importing country.

[END OF SCHEDULE 5]

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

8.
All other terms and conditions of the Agreement that are not modified or amended pursuant to this Amendment Number Three shall remain in full force and effect and unaffected hereby. This Amendment Number Three may be executed in two (2) or more counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment Number Two as of date first set out above.

Signed by:    /s/ Jess Roper
Jess Roper
Title:     V.P. and Chief Financial Officer

for and on behalf of
DexCom, Inc.

Signed by:            /s/ Marc Cohen
Name:
Title:

for and on behalf of
_______Byram___________________

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Amendment Number Four to Non-Exclusive Distribution Agreement

This Amendment Number Four to the Non-Exclusive Distribution Agreement (“Amendment Number Two”) is made as of this 1 day of November, 2013, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (the "Company") and Byram Healthcare and all subsidiaries, a new Jersey corporation with offices located at 120 Bloomingdale Road, Suite 301, White Plains, NY (the “Distributor”).

WITNESSETH

WHEREAS, Company and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective October 12, 2009, as amended on September 30, 2010, and October 11, 2011, November 14, 2012, and pursuant to the consent to the assignment of the Non-Exclusive Distribution Agreement to Byram Healthcare dated May 2, 2012 (the “Agreement”).

WHEREAS, Company and Distributor wish to amend the Agreement as set forth herein in accordance with Section 2.2 and 17.10 of the Agreement.

THEREFORE, Company and Distributor agree as follows:

1. SECTION 2. Section 2.2 is amended and restated in its entirety as follows:

2.2 New products may be added to Schedule 1 and included within the scope of the Agreement at the sole and exclusive discretion of the Company. Notice for new products shall be deemed duly given if sent by prepaid mail, addressed to the party at the address set forth at the beginning of this Agreement, or to such other address as the parties may have furnished each other in writing. In addition, the

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Company may amend the pricing set forth on Schedule 1 with [****] advance notice provided to Distributor.

REST OF PAGE INTENTIONALLY LEFT BLANK

2.    SCHEDULE 1. Schedule 1 is amended to include the following Products:

Dexcom G4 Platinum - Pediatric

Product	Description	Transfer Price*
STK-KD-001	Dexcom G4 PLATINUM Pediatric Receiver Kit – BLK	[****]
STK-KD-PNK	Dexcom G4 PLATINUM Pediatric Receiver Kit – PNK	[****]
STK-KD-BLU	Dexcom G4 PLATINUM Pediatric Receiver Kit – BLU	[****]

3.     SCHEDULE 5. Schedule 5 is amended and restated in its entirety as follows:

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE 5

Quality Agreement

1.0	SCOPE

1.1
This Quality Agreement (the “Quality Agreement”) is incorporated within the Distribution Agreement dated October 12, 2009, as amended on September 30, 2010, and October 11, 2011, November 14, 2012, and pursuant to the consent to the assignment of the Non-Exclusive Distribution Agreement to Byram Healthcare dated May 2, 2012 (the “Agreement”) between Distributor and Company pertaining to the distribution and sale of Products. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.

1.2	This Quality Agreement shall be effective on the Effective Date and shall remain in effect until the Agreement expires, is terminated or the Quality Agreement is modified.

2.0	DEFINITIONS / ACRONYMS

2.1	“Applicable Documents”: Documents used to develop a specific document (i.e. standards, regulations) and documents referenced in the text of the specific document.

2.2
"Government Agency" means any body which has the authority to act on behalf of the government of the Union or State to ensure that the requirements of all laws applicable to the Products and Distributor are carried out and adhered to in the State.

2.3
"Customer Complaint" means any written, electronic or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety or performance of a medical device that has been placed on the market.

2.4	“CGM”: Continuous Glucose Monitoring.

2.5	“Correction” means repair, modification, adjustment, relabeling, destruction, or inspection (including patient monitoring) of a product without its physical removal to some other location.

2.6
“Document” means any information, either written or stored electronically, including specifications, procedures, standards, methods, instructions, plans, files, forms, notes, reviews, analyses, and reports.

2.7
“Government Agency” means a federal (e.g. FDA) or state (Health and Human Services Food and Drug Branch) organization that has the power to provide services for conformity assessment on the conditions set out in the Federal Food, Drug, and Cosmetic Act (FD&C Act) and United States Code (U.S.C) as part for the sale of medical device products. This normally means assessing the manufacturers conformity to the essential requirements listed in each directive.

2.8
“Lot” or “Batch” means one or more components or finished devices that consist of a single type, model, class, size, composition, or software version that are manufactured under essentially the same conditions and that are intended to have uniform characteristics and quality within specified limits.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

2.9
“Label” means a display of written, printed, or graphic matter upon the immediate container of any article. Any word, statement, or other information appearing on the immediate container must also appear “on the outside container or wrapper, if any there be, of the retain package of such article, or is easily legible through the outside container of wrapper.”

2.10
“Labeling” means any Labels and other written, printed, or graphic matter (1) upon any article or any of its containers or wrappers, or (2) displaying such article” at any time while a device is held for sale after shipment or delivery for shipment in interstate commerce.

2.11
“Quality Records” means Documents containing recorded information, regardless of the medium or characteristic, which demonstrate the effectiveness of the quality management system and that provide evidence that products meet regulatory requirements and comply with specified product requirements.

2.12	“Removal” means the physical removal of a device from its point of use to some other location for repair, modification, adjustment, relabeling, destruction, or inspection.

2.13
“Stock Recovery” means the correction or removal of a device that has not been marketed or that has not left the direct control of the manufacturer, i.e., the device is located on the premises owned, or under the control of, the manufacturer, and no portion of the lot, model, code, or other relevant unit involved in the corrective or removal action has been released for sale or use.

2.14
"Recall" means when there is a risk of death or serious deterioration to the state of health, the return of a medical device to the supplier, its modification by the supplier at the site of installation, its exchange or its destruction, in accordance with the instructions contained in the advisory notice.

2.15
"Medical Device Reporting System" is a system of incident reporting to the Federal Food and Drug Administration (FDA), for all medical devices which are approved for inter-state commerce, where such incidents lead to corrective action relevant to medical devices. Medical Device Reporting Systems maintained by the Distributor shall comply with all applicable laws, the rules and regulations promulgated by the Federal or any State. This system is intended to allow data to be correlated between the FDA and manufactures to improve the protection of health and safety of patients, users and others by reducing the likelihood of the same type of adverse incident being repeated in different places at different times.

3.0	PROCESS CONTROLS

3.1
Both parties shall be responsible for all process control activities relative to the Products, including but not limited to, assurance of receipt, identification, traceability, storage, handling, inventory control, contamination control, complaint handling and trending and process validations, as required by Title 21 of United States Code of Federal Regulations, and other applicable regulations, and governmental laws.

3.2	Both parties shall maintain appropriate documented procedures.

3.3
Company shall provide evidence that packaging containers maintain the integrity, quality, function, and sterility of the product for the entire shelf life, and not produce toxic residues during storage. Packaging must prevent or indicate the occurrence of tampering.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

4.0	TRAINING AND DOCUMENT CHANGE CONTROL

4.1
Distributor shall be responsible for managing an effective employee training program and document change control system relative to the receipt, identification, traceability, storage, handling, inventory control, contamination control and complaint handling and trending at the location of Distributor and its third party suppliers.

4.2	Distributor must train its employees to perform their job function and to this Quality Agreement as required.

5.0	VALIDATION

5.1	Distributor shall be responsible for managing qualified processes and systems as required of suppliers (e.g. computer system) by law.

5.2
Both parties shall be responsible for managing an effective product and process validation system relative to the distribution of the Products at the location of the Distributor and its third party suppliers.

5.3	Both parties shall develop and implement validation or qualification protocols for significant processes, equipment, and computer systems.

5.4	Company shall be responsible for managing an effective product and process validation system relative to the manufacture of the Products at the location of the Company and its third party suppliers.

6.0	DISTRIBUTION AND HANDLING

6.1	Products shipped by the Distributor must be shipped using documented procedures for the handling, storage, packaging, preservation, and delivery of the Products.

6.2	Distributor shall deliver Products to its customers using documented procedures for handling, storage, packing, preservation, and delivery of the Products.

6.3	Disposables must have at least three months of expiration dating left, unless specific variance by lot number has been agreed to by both parties, before being shipped to any end-user customer.

6.4
The Distributor will not modify any product packaging that it receives from the Company. Shipping containers shall be validated to ensure that the safety and integrity of the Product is maintained during transit, including shipping methods that conform with the Product’s acceptable temperature and humidity ranges.

6.5	Distributor must maintain storage & handling as follows:
Seven Plus Product

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	N/A
Transmitter	0-45°C (32-113°F)	Max 95% Relative
Receiver	0-45°C (32-113°F)	10-85% Relative

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

G4 Platinum Product

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	0-95% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative

G4 Platinum Product - Pediatric

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	0-95% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative

7.0	LOT TRACEABILITY

7.1
Distributor shall establish and maintain procedures for identifying the Products by suitable means from receipt and during all stages of production and delivery. This shall include procedures to provide full lot traceability for each unit, lot, or batch of finished Products during all stages of production and delivery to the Distributor.

7.2	Distributor shall establish and maintain procedures to provide traceability to the first consignee.

7.3	Distributor shall establish and maintain procedures to provide traceability to the end user.

7.4	Both parties shall use reasonable efforts to assist the other in maintaining respective lot traceability.

7.5	Both parties are required to track the following information detailed in the table to the end user.

8.0	Seven Plus Product

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Product	Description	Lot traceability Tracking Requirement
STK-7U-030	SEVEN PLUS System Kit	Lot Number identified on the box
STS-7K-041	SEVEN Sensors (package of one (1) or four (4))	Lot Number identified on the box
STR-7U- 030	SEVEN PLUS Replacement Receiver	Lot Number identified on the box
STT-7U- 030	SEVEN PLUS Replacement Transmitter	Lot Number identified on the box

9.0	G4 Platinum Product

Product	Description	Lot traceability Tracking Requirement
STK-GL-001	G4 Platinum Receiver Kit – BLK	Lot Number identified on the box
STK-GL-PNK	G4 Platinum Receiver Kit – PNK	Lot Number identified on the box
STK-GL-BLU	G4 Platinum Receiver Kit – BLU	Lot Number identified on the box
STT-GL-003	G4 Transmitter Kit	Lot Number identified on the box
STR-GL-001	G4 Platinum Replacement Receiver Kit – BLK	Lot Number identified on the box
STR-GL-PNK	G4 Platinum Replacement Receiver Kit – PNK	Lot Number identified on the box
STR-GL-BLU	G4 Platinum Replacement Receiver Kit – BLU	Lot Number identified on the box
STS-GL-011	G4 Platinum Sensors Kit (package of one (1))	Lot Number identified on the box
STS-GL-041	G4 Platinum Sensors Kit (package of four (4))	Lot Number identified on the box

10.0	G4 Platinum Product - Pediatric

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Product	Description	Lot traceability Tracking Requirement
STK-KD-001	G4 Platinum Pediatric Receiver Kit – BLK	Lot Number identified on the box
STK-KD-PNK	G4 Platinum Pediatric Receiver Kit – PNK	Lot Number identified on the box
STK-KD-BLU	G4 Platinum Pediatric Receiver Kit – BLU	Lot Number identified on the box
STT-GL-003	G4 Transmitter Kit	Lot Number identified on the box
STR-KD-001	G4 Platinum Replacement Receiver Kit – BLK	Lot Number identified on the box
STR-KD-PNK	G4 Platinum Replacement Receiver Kit – PNK	Lot Number identified on the box
STR-KD-BLU	G4 Platinum Replacement Receiver Kit – BLU	Lot Number identified on the box
STS-GL-011	G4 Platinum Sensors Kit (package of one (1))	Lot Number identified on the box
STS-GL-041	G4 Platinum Sensors Kit (package of four (4))	Lot Number identified on the box

11.0	PACKAGING AND LABELING

11.1	Company shall provide packaging and labeling specifications that call out clear labeling requirements.

11.2	Company shall ensure that the labels, inserts and accompanying documentation satisfy the requirements of the applicable regulations.

11.3	Distributor shall not modify the labels, primary or secondary packaging, inserts or accompanying documentation without the written approval of the Company.

12.0	FINISHED PRODUCT NON-CONFORMANCES

12.1	Any nonconforming finished product requires written approval from Company’s Quality Assurance before shipment to any Customer by Distributor.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

13.0	COMPLAINT HANDLING AND REPORTING

13.1
Distributor shall be responsible for the establishment and maintenance of a system for handling all Tier I Complaints pertaining to Products distributed under the Agreement. "Complaint" means any written, electronic, telephone call and/or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a device after it is released to distribution. A complaint is any indication of the failure of a device to meet customer or user expectations for quality or to meet performance specifications. A “Tier I Complaint” includes complaints that pertain to the purchase, payment, billing, delivery, packaging and customer service. This system shall include receipt, review, corrective/preventative action and maintenance of files. Distributor will not perform any Tier II Complaint Handling, as defined below.

13.2
Company shall be responsible for the establishment and maintenance of a system for handling Tier II Complaints pertaining to Products distributed under the Agreement. A “Tier II Complaint” includes complaints that pertain to product functionality, trouble shooting, or adverse events. This system shall include receipt, review, investigation, corrective/preventative action and maintenance of files. It shall also include adverse event reporting to the appropriate governmental authorities as required by regulations in the applicable jurisdictions.

13.3	Company shall notify Distributor in writing of legal and regulatory matters relating to the Products, including:

13.3.1	Any regulatory actions by governmental authorities (e.g., inspection citations, warning letters, or other non-conformance notices).

13.3.2	Regulatory enforcement actions such as injunctions or seizures.

13.3.3	FDA registration activity (e.g., non-conformance notices, hold points).

13.3.4	Complaints received from Customers within the Territory that have not been processed through the Company’s complaint handling system.

13.3.5	Adverse incidents relating to customers within the Territory (e.g., MDR’s.).

14.4	Distributor shall notify Company in writing of the following:

14.4.1	Any serious regulatory action relating to the Products.

14.4.2	Tier I Complaints regarding Products or Instruments. Distributor shall code, trend and report monthly all phone call inquiries and Tier I Complaint data pertaining to Products.

14.4.3
If an adverse incident is received that may be subject to FDA’s Medical Device Reporting regulation that pertain to Products and Instruments, then Distributor shall notify Company no later than 24 hours following Distributor’s initial receipt of the adverse event.

14.4.4	Distributor shall forward all complaints pertaining to Products and Instruments to Company no later than 5 working days following Distributor’s initial receipt of the complaint.

14.0	FIELD ACTIONS

14.1	The Company will be responsible for the initiation of any recalls or other field actions related to the Products.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

14.2
Both parties will comply with recalls or general corrective actions, provided such recalls or general corrective actions do not, in the opinion of Company violate or cause Company to violate the laws of any jurisdiction affected by the recalls or corrective action.

14.3	If Distributor and Company do not agree on a course of action, Company may initiate field actions related to the Products, but may not use field action to cause Distributor to lose Customers.

15.0	AUDITS

15.1
Company shall have the right to conduct audits of Distributor’s facilities and operations during normal business hours at its own expense and upon thirty (30) days notice to Distributor in order to assess compliance with all applicable regulations, procedures and this Quality Agreement. Any such audits will be conducted by a national “big four” independent accounting firm (or other independent accounting firm whose audit department is a separate stand alone function of its business and which possesses liability insurance with coverage of at least [****]), subject to such firm’s execution of a confidentiality agreement in form reasonably acceptable to Distributor. Company shall be permitted to conduct one audit per calendar year or more frequently in the instance there exists a material difference between the inventory records of Distributor and Company.

16.0	RECORD RETENTION

16.1	Both parties shall retain all sales and medical records as required by law.

16.2
Prior to any record destruction pertaining to Company Products and Instruments, the Distributor will notify the Company in writing. If the record destruction is not approved the Company will assume responsibility of the records.

17.0	REGULATORY AND REGISTRATION ADMINISTRATION

17.1
Distributor, at its expense, is responsible for registration responsibilities, and for agreed upon domestic registration costs in accordance with Federal and State regulations. Distributor shall provide sufficient data and information to support domestic registrations.

17.2
Company, at its expense, is responsible for registration responsibilities, and for agreed upon registration costs of Products in the Territory. Company shall provide sufficient data and information to support such registrations.

18.0	QUALITY SYSTEM COMPLIANCE

18.1
Distributor shall establish and maintain a quality system in compliance with Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws. Distributor shall also ensure that its contract vendors maintain a quality system in compliance with current Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws.

18.2
Distributor acknowledges that without registering as an out-of-state home medical device retail facility, an out-of-state home medical device retail facility shall not sell or distribute prescription devices in this state through any person or media other than

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

a wholesaler who is licensed pursuant to Chapter 9 (commencing with Section 4000) of Division 2 of the California Business and Professions Code.

19.0	ADDITIONAL DISTRIBUTOR REQUIREMENTS

19.1	Distributor agrees to comply with all applicable laws and regulations. Distributor agrees to obtain the necessary licenses to meet its obligations under this agreement.

19.2
Records should be accurate, indelible and legible. Entries must be dated and the person performing a documented task must be identified. Records must provide a complete history of the work performed. Products identified in this Quality Agreement are not in conflict with the laws of the importing country.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

4. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment Number Two as of date first set out above.

Signed by:    /s/ Jess Roper
Jess Roper
Title:     V.P. and Chief Financial Officer

for and on behalf of
DexCom, Inc.

Signed by:            /s/ Marc Cohen
Name:
Title:

for and on behalf of
______________Byram____________

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.